UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of Earliest Event Reported):
                        March 15, 2011; January 6, 2011
                        -------------------------------

                             HIGH PLAINS GAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       333-125068                26-3633813
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



                 3601 Southern Drive, Gillette, Wyoming  82718
                 ---------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)



       Registrant's telephone number, including area code: (307) 686-5030




                          Northern Explorations, Ltd.
                          ---------------------------
         (Former name and former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 6, 2011 the Company amended its articles of incorporation to add preferred stock. The amendment as corrected reads as follows:

Article FOURTH of the Company's Articles of Incorporation are amended to read as follows:

"FOURTH. The total number of common stock authorized that may be issued by the Corporation is two hundred fifty million (250,000,000) shares of common stock with a par value of one tenth of one cent ($0.001) per share and 20,000,000 shares of preferred stock with a par value of one tenth of one cent ($0.001) per share. To the fullest extent permitted by the laws of the state of Nevada (currently set forth in NRS 78.195), as the same now exists or may hereafter be amended or supplemented, the board of directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the corporation.

The Company has not issued an such shares of preferred stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

No.     Description
---     -----------
3.01    Certificate of Amendment


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HIGH PLAINS GAS, INC.
                                             ---------------------------


Date: March 15, 2011                 By:     \s\Brent M. Cook
                                             ---------------------------
                                     Name:   Brent M. Cook
                                     Title:  Chief Executive Officer
                                             Principal Executive Officer


Date: March 15, 2011                 By:     \s\Joe Hettinger
                                             ---------------------------
                                     Name:   Joe Hettinger
                                     Title:  CFO and Director
                                             Principal Financial Officer